UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                           NEWMONT MINING CORPORATION
                     (FORMERLY KNOWN AS DELTA HOLDCO CORP.)
             (Exact Name of Registrant as Specified in its Charter)


             DELAWARE                              84-1611629
    (State of Incorporation or                    (IRS Employer
           Organization)                     Identification Number)

        1700 LINCOLN STREET
         DENVER, COLORADO                             80203
  (Address of Principal Executive                  (Zip Code)
             Offices)

        SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:


   TITLE OF EACH CLASS TO BE SO           NAME OF EACH EXCHANGE ON WHICH
            REGISTERED                    EACH CLASS IS TO BE REGISTERED
--------------------------------         --------------------------------
$3.25 CONVERTIBLE PREFERRED STOCK,           NEW YORK STOCK EXCHANGE
    PAR VALUE $5.00 PER SHARE

     If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General
Instruction A.(c), please check the following box:   [X]

     If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General
Instruction A.(d), please check the following box:   [ ]

SECURITIES ACT REGISTRATION STATEMENT FILE NUMBER TO WHICH THIS FORM RELATES:
333-81716
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        SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(g) OF THE ACT:

                                      NONE
                                (Title of Class)

ITEM 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

     Newmont Mining Corporation, formerly known as Delta Holdco Corp., a Delaware corporation (the "Registrant"), hereby incorporates by reference the description of the $3.25 convertible preferred stock, par value $5.00 per share, contained under the caption "Description of Holdco Common Stock--$3.25 Convertible Preferred Stock" contained in the prospectus dated February 4, 2002 that forms part of the Registrant's Registration Statement on Form S-4 (File No. 333-81716), filed with the Securities and Exchange Commission on January 30, 2002. To the extent such description is subsequently amended, the descriptions as subsequently amended are hereby incorporated by reference.


ITEM 2.  EXHIBITS.

3.1 Certificate of Incorporation of Registrant, incorporated herein by reference to Appendix F to the proxy statement/prospectus forming part of the Registrant's Registration Statement on Form S-4 (File No. 333-76506), filed with the Securities and Exchange Commission on January 10, 2002.

3.2 Certificate of Elimination of Series A Junior Participating Preferred Stock of Registrant, incorporated herein by reference to Exhibit 3.2 to the Registrant's Registration Statement on Form 8-A, relating to the registration of its common stock, filed with the Securities and Exchange Commission on February 15, 2002.

3.3 Certificate of Designations of Special Voting Stock, incorporated herein by reference to Exhibit 3.3 to the Registrant's Registration Statement on Form 8-A, relating to the registration of its common stock, filed with the Securities and Exchange Commission on February 15, 2002.

3.4 Certificate of Amendment to the Certificate of Incorporation of Registrant, incorporated herein by reference to Exhibit 3.3 to the Registrant's Registration Statement on Form 8-A, relating to the registration of its common stock, filed with the Securities and Exchange Commission on February 15, 2002.

3.5 By-Laws of the Registrant, incorporated herein by reference to Appendix G to the proxy statement/prospectus forming part of the Registrant's Registration Statement on Form S-4 (File No. 333-76506), filed with the Securities and Exchange Commission on January 10, 2002.

3.6    Certificate of Designations of $3.25 Convertible Preferred
       Stock of Registrant.*

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*Filed herewith.

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

                                    SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: February 15, 2002
                                    NEWMONT MINING CORPORATION
                                    (formerly known as Delta Holdco Corp.)



                                    By /s/ Britt D. Banks
                                       ----------------------------------------
                                        Britt D. Banks
                                        Vice President, General Counsel
                                        and Secretary

                                 EXHIBIT INDEX.


3.1 Certificate of Incorporation of Registrant, incorporated herein by reference to Appendix F to the proxy statement/prospectus forming part of the Registrant's Registration Statement on Form S-4 (File No. 333-76506), filed with the Securities and Exchange Commission on January 10, 2002.

3.2 Certificate of Elimination of Series A Junior Participating Preferred Stock of Registrant, incorporated herein by reference to Exhibit 3.2 to the Registrant's Registration Statement on Form 8-A, relating to the registration of its common stock, filed with the Securities and Exchange Commission on February 15, 2002.

3.3 Certificate of Designations of Special Voting Stock, incorporated herein by reference to Exhibit 3.3 to the Registrant's Registration Statement on Form 8-A, relating to the registration of its common stock, filed with the Securities and Exchange Commission on February 15, 2002.

3.4 Certificate of Amendment to the Certificate of Incorporation of Registrant, incorporated herein by reference to Exhibit 3.3 to the Registrant's Registration Statement on Form 8-A, relating to the registration of its common stock, filed with the Securities and Exchange Commission on February 15, 2002.

3.5 By-Laws of the Registrant, incorporated herein by reference to Appendix G to the proxy statement/prospectus forming part of the Registrant's Registration Statement on Form S-4 (File No. 333-76506), filed with the Securities and Exchange Commission on January 10, 2002.

3.6    Certificate of Designations of $3.25 Convertible Preferred
       Stock of Registrant.*

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*Filed herewith.

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